Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gang Ding, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Toucan Interactive Corp. on Form 10-Q for the period ended August 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Toucan Interactive Corp. at the dates and for the periods indicated.

Date: June 4, 2021	By:	/s/ Gang Ding
	Name:	Gang Ding
	Title:	Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Toucan Interactive Corp. and will be retained by Toucan Interactive Corp. and furnished to the Securities and Exchange Commission or its staff upon request.